UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2023

Date of Report (Date of earliest event reported)

Northern Revival Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39970	98-1566600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302 Wilmington, DE	19807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 338-9130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NRACU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	NRAC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NRACW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2023, the Board of Directors (the “Board”) of the Company appointed Benjamin Rifkin a director of the Company. The Board also appointed Mr. Rifkin to serve on the Company’s Compensation, Nominating & Corporate Governance and Audit Committees. Mr. Rifkin has been determined by the Board to be an independent director and meet the requirements to serve on the Company’s Compensation, Nominating & Corporate Governance and Audit Committees under the listing rules of the Nasdaq Stock Market.

Mr. Rifkin’s biographical information is as follows:

Benjamin Rifkin has served as an independent director of the Company since May 17, 2023. From July 2018 to present, Mr. Rifkin has been the Chief Executive Officer and President of Ten Eighty Capital, a diversified private investment firm based in Park City, UT. Previously, Mr. Rifkin served as President of Royal Street Investment & Innovation Center, leading strategic investment and business decisions. He was also a Venture Partner at Royal Street Ventures, a seed stage venture capital firm with offices in UT, CO, WI and MO. In these roles, Rifkin worked closely with private and public companies in the hospitality, virtual reality, consumer products, consumer internet and enterprise software industries. Mr. Rifkin also managed the Park City Angels as Executive Director leading membership, deal sourcing and diligence efforts. He helped open Park City’s first co-working space and incubator, PandoLabs, and also served as co-chair and emcee of Thin Air, a business leadership and innovation conference underwritten by the Park City Chamber of Commerce. Mr. Rifkin received a BA in English and Creative Writing from Dartmouth College.

There are no arrangements or understandings pursuant to which Mr. Rifkin was selected. Further Mr. Rifkin has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover page interactive data file

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2023

NORTHERN REVIVAL ACQUISITION CORPORATION

By:	/s/ Aemish Shah
Name:	Aemish Shah
Title:	Chief Executive Officer and Chairman

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